Taxation	6 Months Ended
Jun. 30, 2019
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Taxation

5 TAXATION

The effective tax rate for the first half was 26.8% compared to 25.9% in 2018. The tax rate is calculated by dividing the tax charge by pre-tax profit excluding the contribution of joint ventures and associates.

Tax effects of components of other comprehensive income were as follows:

	First Half 2019			First Half 2018 Restated(a)
€ million	Before tax	Tax (charge)/ credit	After tax	Before tax	Tax (charge)/ credit	After tax
Gains/(losses) on
Equity instruments at fair value through other comprehensive income	16	–	16	(4)	–	(4)
Cash flow hedges	89	(6)	83	32	4	36
Remeasurements of defined benefit pension plans	274	(7)	267	206	(64)	142
Currency retranslation gains/(losses)	68	(4)	64	(756)	1	(755)

Other comprehensive income	447	(17)	430	(522)	(59)	(581)

(b)	Restated following adoption of IFRS 16. Refer note 1 and note 9.